SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2013

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Commission File Number 0-51331

Maryland    75-3199276
(State or Other Jurisdiction    (I.R.S. Employer
of Incorporation)    Identification No.)
15W060 North Frontage Road, Burr Ridge, Illinois 60527
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The extension of the terms of the employment period in BankFinancial Corporation's (the "Company") existing employment agreements with "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) F. Morgan Gasior, Paul A. Cloutier and James J. Brennan to March 31, 2016 were approved on May 14, 2013. Prior to the extensions, the employment periods would have expired on March 31, 2015. The employment agreements between the Company and these individuals were filed as Exhibits 10.1 through 10.3 to the Report on Form 8-K of the Company filed with the Securities and Exchange Commission on October 20, 2008. On the same date the extension of the terms of the employment period in BankFinancial, F.S.B.’s (the "Bank") existing amended and restated employment agreements with Messrs. Gasior, Cloutier, Brennan and Ms. Christa N. Calabrese to March 31, 2016 were also approved. Prior to the extensions, the employment periods would have expired on March 31, 2015. The foregoing amended and restated employment agreements were filed as Exhibits 10.1 through 10.3 and 10.5 to the Report on Form 8-K of the Company filed with the Securities and Exchange Commission on May 9, 2008.
Also on May 14, 2013, the Bank amended and restated the employment agreement with William J. Deutsch, Jr., President - National Commercial Leasing Division of the Bank. Mr. Deutsch, Jr. is also a Named Executive Officer. The amended and restated employment agreement amends and supersedes the prior employment agreement with Mr. Deutsch, which was filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K/A of the Company filed with the Securities and Exchange Commission on May 2, 2011.
The amended and restated employment agreement for Mr. Deutsch reflects a change from a 24-month term to a 36-month term.
The forms of the “Extension of Term of Employment Period” that will be used to implement these actions are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.
A copy of the amended and restated employment agreement for William J. Deutsch, Jr. is filed as Exhibit 10.3 hereto and incorporated by reference herein. The foregoing summary of changes is qualified by the full text of the amended and restated employment agreements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.    Description
10.1    BankFinancial Corporation Form of Extension of Term of Employment Period
10.2    BankFinancial F.S.B. Form of Extension of Term of Employment Period
10.3    BankFinancial F.S.B. Employment Agreement with William J. Deutsch, Jr.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 20, 2013	BANKFINANCIAL CORPORATION
	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description
10.1    BankFinancial Corporation Form of Extension of Term of Employment Period
10.2    BankFinancial F.S.B. Form of Extension of Term of Employment Period
10.3    BankFinancial F.S.B. Employment Agreement with William J. Deutsch, Jr.